DIREXION SHARES ETF TRUST

Direxion Daily Financial Bear 3X Shares
Direxion Daily Large Cap Bear 3X Shares
Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Semiconductor Bear 3X Shares

Supplement dated January 31, 2011 to the
Prospectus dated July 14, 2010, as last supplemented on January 26, 2011

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a reverse split of the issued and outstanding shares of the Direxion Daily Financial Bear 3X Shares, Direxion Daily Large Cap Bear 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Developed Markets Bear 3X Shares and Direxion Daily Semiconductor Bear 3X Shares (collectively, the “Funds”).

After the close of the markets on Wednesday, February 23, 2011 (the “Record Date”), with the exception of the Direxion Daily Small Cap Bear 3X Shares (the “Small Cap Bear Fund”), each Fund will affect a one for five reverse split of its issued and outstanding shares.  The Small Cap Bear Fund will affect a one for three reverse split of its issued and outstanding shares.  As a result of this reverse split, every five shares of the Funds other than the Small Cap Bear Fund will be exchanged for one share, and for the Small Cap Bear Fund every three shares will be exchanged for one share.  Accordingly, the total number of the issued and outstanding shares for each Fund other than the Small Cap Bear Fund will decrease by approximately 80% and the total number of issued and outstanding shares for the Small Cap Bear Fund will decrease by approximately 66%.  In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately five-times higher for each of the Funds other than the Small Cap Bear Fund and three-times higher for the Small Cap Bear Fund.  Shareholders of record on the Record Date will participate in the reverse split.  Shares of the Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, February 24, 2011 (the “Effective Date”).

The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split.  The tables below illustrate the effect of a hypothetical one for five reverse split and a one for three reverse split anticipated for the Funds, as applicable and described above:

1 for 5 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	24	$50	$1,200

1 for 3 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	120	$10	$1,200
Post-Split	40	$30	$1,200

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly.  DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.

Redemption of Fractional Shares and Tax Consequences for the Reverse Split
As a result of the reverse split, a shareholder of the Funds’ shares potentially could hold a fractional share.  However, fractional shares cannot trade on the NYSE Arca.  Thus, each Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date.  Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares.  Otherwise, the reverse split will not result in a taxable transaction for holders of the Funds’ shares.  No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit
Also as a result of the reverse split, the Funds will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.”  Thus, each Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Prospectus